Exhibit 99.1


                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                      Condensed Consolidated Balance Sheets

-------------------------------------------------------------------------------------------------------------



(in thousands)

                                                                            June 30,          December 31,
                                                                              1998               1997
                                                                       ------------------  ------------------

                                                                           (Unaudited)
Assets
Rental Property                                                            $2,781,942         $2,397,023
   Less - accumulated depreciation                                           (216,704)          (184,266)
                                                                           ----------         ----------
      Net rental property                                                   2,565,238          2,212,757

Land held for future development                                              104,280             81,647
Construction-in-progress                                                      313,442            210,829
Cash and cash equivalents - unrestricted                                       39,557             23,845
Cash and cash equivalents - restricted                                         40,081             18,049
Accrued straight-line rents                                                    33,429             33,212
Other assets - net                                                            399,611            163,721
                                                                           ----------         ----------
                                                                           $3,495,638         $2,744,060
                                                                           ==========         ==========

Liabilities and Stockholders' Equity
Liabilities:
   Revolving lines of credit                                                  324,000            159,500
   Senior unsecured notes                                                     475,000            275,000
   Mortgages payable                                                          594,964            594,446
   Accounts payable and accrued expenses                                      125,014             87,462
                                                                           ----------         ----------
                                                                            1,518,978          1,116,408
                                                                           ----------         ----------

Minority interest                                                              90,916             74,955

Stockholders' equity:
   Preferred stock                                                                 96                 96
   Common stock                                                                   716                600
   Additional paid in capital                                               1,965,118          1,629,214
   Foreign currency translation adjustment                                        787                 --
   Cumulative dividends paid in excess of net income                          (80,973)           (77,213)
                                                                           ----------         ----------
                                                                            1,885,744          1,552,697
                                                                           ----------         ----------
                                                                           $3,495,638         $2,744,060
                                                                           ==========         ==========

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                 Condensed Consolidated Statements of Operations

--------------------------------------------------------------------------------------------------------------------

(Unaudited and in thousands, except per common share amounts)

                                                                    Three Months Ended           Six Months Ended
                                                                         June 30,                    June 30,
                                                                ---------------------------   ------------------------
                                                                    1998          1997           1998         1997
                                                                    ----          ----           ----         ----

  Revenues:
     Rental income (1)                                            $ 106,964       77,688        207,293      143,977
     Other real estate operating revenue:
        Real estate service income                                    3,524        3,759          6,514        7,936
        Executive suites revenue                                     34,661           --         50,309           --
     Gain on sale of assets                                             256          353         26,187          353
     Interest and other income                                        3,004          674          4,775        1,156
                                                                  ---------     --------      ---------     --------
           Total operating revenue                                  148,409       82,474        295,078      153,422
                                                                  ---------     --------      ---------     --------

  Operating expenses:
     Property operating expenses:
        Operating expenses                                           24,977       19,743         48,191       37,008
        Real estate taxes                                             9,660        7,003         18,961       13,380
     Interest expense                                                17,417       11,734         34,578       22,992
     Executive suites operating expenses                             29,567           --         43,441           --
     General and administrative                                       8,041        5,176         14,461       10,332
     Depreciation and amortization                                   26,236       18,267         49,879       34,183
                                                                  ---------     --------      ---------     --------
           Total operating expenses                                 115,898       61,923        209,511      117,895
                                                                  ---------     --------      ---------     --------

           Net operating income before minority interest             32,511       20,551         85,567       35,527
  Minority interest                                                  (2,404)      (2,020)       (10,951)      (3,737)
                                                                  ---------     --------      ---------     --------
           Net income                                             $  30,107       18,531         74,616       31,790
                                                                  =========     ========      =========     ========

           Basic net income per common share                      $    0.30         0.32           0.87         0.59
                                                                   ========     ========      =========     ========

           Diluted net income per share                           $    0.30         0.32           0.87         0.58
                                                                  =========     ========      =========     ========

NOTES:
(1) Rental income includes $3,884 and $2,266 of straight-line rents for the three month periods ended June 30, 1998 and 1997, respectively, and $7,246 and $3,787 of straight-line rents for the six month periods ended June 30, 1998 and 1997, respectively.

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                      Same Store Operating Property Results

--------------------------------------------------------------------------------------------------------------------



                                         Three Months Ended June     % Change     Six Months Ended June    % Change
                                                   30,                                     30,
                                         -------------------------   ----------  ------------------------  ----------

                                            1998          1997                      1998         1997
                                            ----          ----                      ----         ----

  Real Estate Operating Revenue            $ 70,055       66,925         4.7%      $124,663     119,444       4.4%

  Real Estate Operating Expenses            (24,028)     (23,574)        1.9%       (42,701)    (41,831)      2.1%
                                           --------      -------                   --------     -------

      Total Real Estate
         Operating Income                  $ 46,027       43,351         6.2%      $ 81,962      77,613       5.6%
                                           ========      =======         ===       ========     =======       ===


  YTD Average Occupancy                        96.8%        95.2%                      95.6%       96.2%
                                          =========      =======                   =========    =======

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                              Statements of EBITDA

-------------------------------------------------------------------------------------------------------------------------
                                                                       Three Months Ended            Six Months Ended
                                                                            June 30,                     June 30,
                                                                   ----------------------------  -------------------------
                                                                       1998           1997          1998          1997
                                                                       ----           ----          ----          ----
  Revenues:
       Rental Income                                                 $ 106,964       77,688          207,293     143,977
       Other real estate operating revenue:
         Real estate service income                                      3,524        3,759            6,514       7,936
         Executive suites revenue                                       34,661           --           50,309          --
       Other income (1)                                                  3,004          674            4,775       1,156
                                                                     ---------       ------          -------     -------
             Total revenue                                             148,153       82,121          268,891     153,069
                                                                     ---------       ------          -------     -------

  Operating expenses:
       Property operating expenses
         Operating expenses                                             24,977       19,743           48,191      37,008
         Real estate taxes                                               9,660        7,003           18,961      13,380
       Executive suites operating expenses                              29,567           --           43,441          --
       General and administrative                                        8,041        5,176           14,461      10,332
                                                                        ------       ------           ------      ------
             Total operating expenses                                   72,245       31,922          125,054      60,720
                                                                        ------      -------          -------      ------
   EBITDA                                                            $  75,908       50,199          143,837      92,349
                                                                     =========      =======       ==========     =======

-----------
   (1) Excludes gains on sale of assets.

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                                Financial Ratios

--------------------------------------------------------------------------------------------------------






  Financial Position Ratios:                              June 30,          December 31,

                                                            1998                1997
                                                      ------------------  ------------------


  Total Debt/Total Capitalization (Book Value)              41.4%             38.7%
  Total Debt / Total Capitalization (Market)                34.6%             29.0%




                                                       Three Months Ended               Six Months Ended
  Operating Ratios:                                          June 30,                        June 30,
  ----------------                                 -----------------------------   ----------------------------
                                                      1998            1997             1998            1997
                                                      ----            ----             ----            ----
  Secured EBITDA / Total EBITDA                      36.5%            51.8%           37.6%           52.1%

  Interest Coverage (1)
      With capitalized interest                       4.36X            4.28X           4.16X           4.02X
      Without capitalized interest                    3.08X            3.47X           3.05X           3.37X

  Fixed charge coverage
      With capitalized interest                       2.59X            3.92X           2.46X           3.71X
      Without capitalized interest                    2.08X            3.23X           2.03X           3.15X



  Diluted FFO Payout Ratio (2)                       71.2%            77.4%           72.3%           75.4%

  G & A as a % of Revenue (3)                         7.1%             6.3%            6.6%            6.7%




 NOTES:

 (1) Calculated as EBITDA before minority interests allocation, extraordinary items, and nonrecurring charges divided by interest expense for the period.
(2)  Dividends paid per common share divided by diluted FFO per share.
(3)  Excludes Executive Suites and gains on sales of assets.

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                    Share and Operating Partnership Unit Data

-------------------------------------------------------------------------------

The following table sets forth the Common and Series A Preferred shares of the Company and dividend and non-dividend paying operating partnership Units outstanding at June 30, 1998 and December 31, 1997, and the weighted average Common and Series A Preferred shares of the Company and dividend and non-dividend paying operating partnership Units outstanding for the three and six month periods ended June 30, 1998 and 1997. The non-dividend paying Units are not entitled to any distributions until they convert into dividend paying Units on fixed dates in the future.


(in thousands)                                             CarrAmerica Realty
                                                           Corporation Series
                                     CarrAmerica Realty       A Convertible       Dividend Paying         Non-Dividend
                                     Corporation Common     Preferred Shares            Units             Paying Units
                                     Shares Outstanding      Outstanding (a)      Outstanding (b)        Outstanding (b)
                                     --------------------  --------------------   ------------------   -----------------
Outstanding as of:
    June 30, 1998                          71,622                   780                  6,016                  540
    December 31, 1997                      59,994                   780                  5,699                  540
                                           ======                   ====                 =====                  ===

Weighted average for the three
    months ended June 30:
    1998                                   70,722                   780                  6,014                  540
    1997                                   55,864                 1,740                  5,432                  540
                                           ======                 =====                  =====                  ===

Weighted average for the six
    months ended June 30:
    1998                                   65,389                   780                  5,976                  540
    1997                                   51,583                 1,740                  5,187                  540
                                           ======                 =====                  =====                  ===



Notes:

(a) Series A Preferred Shares are convertible into common shares on a one-for-one basis.
(b) Operating Partnership Units are convertible into common shares on a one-for-one basis.
(c) The Company has the following Cumulative Redeemable Preferred shares outstanding which are not included in the table above:

              Series B       8,000,000 Shares
              Series C       6,000,000 Shares
              Series D       2,000,000 Shares

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                           Debt Capitalization Summary
                                  June 30, 1998

----------------------------------------------------------------------------------------------------
($ In thousands)

   Property                                       Interest Rate   Principal Balance    Maturity Date
   --------                                       -------------   -----------------    -------------

   2600 W. Olive                                       7.52%       $  19,248              12/1/98
   1775 Pennsylvania Avenue                            7.50            6,187               2/1/99
   South Coast Executive Center                        9.01           10,177              5/31/99
   Quorum Place                                        6.99            7,655             11/15/00
   Warner Center                                       7.40           26,000              12/1/00
   Presidential Circle                                 7.14           23,184               3/1/01
   Bannockburn I & II                                  9.52           19,992              8/31/01
   Quorum North                                        8.27            6,613              12/1/01
   Valley Business Park         }
   Valley Office Centre         }
   Valley Centre II             }                      8.25           42,974             12/10/01
   Rincon Centre                }
   Bayshore Centre              }
   Sunnyvale Technology Center      }
   Citymark Tower                   }                  8.90           36,247               6/1/02
   Hacienda West                    }
   1255 23rd Street                 }
   International Square        }
         1850 K Street         }                       7.75           39,760               2/1/03
         1825 Eye Street       }                       8.80           93,014               2/1/03
         1875 Eye Street       }
   1730 Pennsylvania Avenue    }
   International Square Land                           7.55           39,753               2/1/03
   International Square Land                           8.00            9,942               2/1/03
   Parkway North I                                     7.96           29,250              12/1/03
   Canyon Park Commons                                 9.13            5,729              12/1/04
   US West                                             7.92           55,463              12/1/05
   Redmond East                                        8.38           27,529               1/1/06
   Century Springs West         }
   Glenridge                    }
   Crestwood                    }                      7.20           21,119               1/1/06
   Lakewood                     }
   Parkwood                     }
   Wateridge Pavilion                                  8.25            3,506              11/1/06
   Wasatch Corporate Center                            8.15           12,746               1/2/07
   Sorenson Research Park                              7.75            2,678               7/1/11
   Sorenson Research Park                              8.88            1,664               5/1/17
   1747 Pennsylvania Avenue                            9.50           15,217              7/10/17
   900 19th Street                                     8.25           16,548              7/15/19
                                                       ----           ------
            Total                                      8.18%       $ 572,195
                                                       ====         ========


  UNSECURED INDEBTEDNESS:                     Interest Rate          Outstanding           Maturity
                                              -------------          -----------           --------

  Senior Unsecured Notes                              7.200 %         $ 150,000            7/01/04
  Senior Unsecured Notes                              6.625 %           100,000            3/01/05
  Senior Unsecured Notes                              7.375 %           125,000            7/01/07
  Senior Unsecured Notes                              6.875 %           100,000            3/01/08
  Unsecured Line of Credit - CarrAmerica
      Realty Corporation                       LIBOR + 90 bps           247,000            9/14/00
  Unsecured Line of Credit - OmniOffices,     LIBOR + 105 bps            77,000            4/28/01
      Inc.                                                             --------
                                                                       $799,000
                                                                       ========

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                Current Summary of Portfolio Operating Properties
                                  June 30, 1998

-------------------------------------------------------------------------------

The following table sets forth certain information about each operating property owned by the Company as of June 30, 1998:

                                              Company's          Net
                                              Effective        Rentable                                 %
                                               Property          Area         Percent   # of        of Total
Property                                      Ownership    (square feet)(1)  Leased(2)  Buildings   Ownership
-------                                       ---------    ----------------  ---------  ---------   ---------

Consolidated Properties

SOUTHEAST REGION
Downtown Washington, D.C.:
   International Square                        100.0%         1,018,469         97.4%      3
   1730 Pennsylvania Avenue                    100.0            229,292         99.3       1
   2550 M Street                               100.0            187,931         97.4       1
   1775 Pennsylvania Avenue (3)                100.0            143,981         99.1       1
   900 19th Street                             100.0            100,907        100.0       1
   1747 Pennsylvania Avenue                     89.7 (4)        152,162         94.9       1
   1255 23rd Street                             75.0 (5)        304,538         97.3       1
Suburban Washington, D.C.:
   One Rock Spring Plaza (3)                   100.0            205,298        100.0       1
   Tycon Courthouse                            100.0            416,195         99.2       1
   Three Ballston Plaza                        100.0            302,875        100.0       1
   Sunrise Corporate Center                    100.0            260,643         99.9       3
   Parkway One                                 100.0             87,842        100.0       1
Suburban Atlanta:
   Veridian                                    100.0            187,842         84.7       22
   Glenridge                                   100.0             64,052         76.3       1
   Century Springs West                        100.0             94,747         94.9       1
   Holcomb Place                               100.0             72,823        100.0       1
   DeKalb Tech                                 100.0            163,159         76.2       5
   Midori                                      100.0             99,900         92.8       1
   Crestwood                                   100.0             88,186         98.3       1
   Parkwood                                    100.0            151,020         83.6       1
   Lakewood                                    100.0             80,338         95.3       1
   The Summit                                  100.0            178,382         94.5       1
   Triangle Parkway                            100.0             82,102         98.6       3
   2400 Lake Park                              100.0            100,445         98.4       1
   680 Engineering Drive                       100.0             62,154        100.0       1
   Embassy Row                                 100.0            465,858         92.2       3
   Waterford Center                            100.0             82,161         85.1       1
   Spalding Ridge                              100.0            128,233         92.3       1
Boca Raton:
   Peninsula Plaza                             100.0            160,081         92.0       1
   Presidential Circle                         100.0            281,266         90.8       1
                                                                -------         ----       -

     Southeast Region Subtotal                                5,952,882         95.2       63         27.8%

PACIFIC REGION
Southern California,
Orange County/Los Angeles:
   Scenic Business Park                        100.0            139,012        100.0       4
   Harbor Corporate Park                       100.0            148,598         95.4       4
   Plaza PacifiCare                            100.0            104,377        100.0       1
   Katella Corporate Center                    100.0             79,917         96.5       1
   Warner Center                               100.0            342,866         94.3       12
   South Coast Executive Center                100.0            160,301         92.9       2
   Warner Premier                              100.0             61,553        100.0       1
   Westlake Corporate Center                   100.0             71,645         89.5       2
   Von Karman                                  100.0            103,713        100.0       1
   2600 W. Olive                               100.0            145,304         95.7       1
   Bay Technology Center                       100.0            107,480        100.0       2
   Alton Deere Plaza                           100.0            181,196        100.0       6

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                Current Summary of Portfolio Operating Properties
                                  June 30, 1998

------------------------------------------------------------------------------------------------------------
                                              Company's          Net
                                              Effective        Rentable                                 %
                                               Property          Area         Percent   # of        of Total
Property                                      Ownership    (square feet)(1)  Leased(2)  Buildings   Ownership
--------                                      ---------    ----------------  ---------  ---------   ---------

Southern California,
San Diego:
   Del Mar Corporate Plaza                     100.0%           123,142        100.0%      2
   Wateridge Pavilion                          100.0             62,194        100.0       1
   Lightspan                                   100.0             64,800        100.0       1
   Century Park II                             100.0            198,306        100.0       3
Northern California,
San Francisco Bay Area:
   CarrAmerica Corporate Center                100.0            957,737        100.0       6
   Sunnyvale Research Plaza                    100.0            126,000        100.0       3
   Rio Robles                                  100.0            368,178        100.0       7
   Valley Business Park II                     100.0            161,040        100.0       6
   Bayshore Centre                             100.0            195,249        100.0       2
   Rincon Centre                               100.0            201,178        100.0       3
   Valley Centre II                            100.0            212,082        100.0       4
   Valley Office Centre                        100.0             68,731         97.2       2
   Valley Centre                               100.0            102,291        100.0       2
   Valley Business Park I                      100.0             67,784        100.0       2
   3745 North First Street                     100.0             67,582        100.0       1
   3571 North First Street                     100.0            116,000        100.0       1
   Mission Plaza                               100.0            102,687        100.0       2
   North San Jose Technology Park              100.0            299,233        100.0       4
   Foster City Technology Center               100.0             66,869        100.0       2
   150 River Oaks                              100.0            100,024        100.0       1
   Amador/Rinconada                            100.0            134,611        100.0       3
   Amador III                                  100.0             82,944        100.0       1
   Arroyo Center                               100.0            104,741        100.0       2
   San Mateo I                                 100.0             70,000        100.0       1
   San Mateo II and III                        100.0            135,353         99.5       2
   900-910 East Hamilton                       100.0            351,811        100.0       2
   Hacienda West                               100.0            205,724         95.6       2
   Sunnyvale Technology Centre                 100.0            165,520        100.0       5
   Baytech Business Park                       100.0            300,000        100.0       4
   Golden Gateway Commons                      100.0            269,405        100.0       3
   Techmart Commerce Center                    100.0            259,526         97.1       1
   Santa Clara Technology Park                 100.0            178,132        100.0       3
Northern California,
Sacramento:
   1860 Howe Avenue                            100.0             98,992         75.9       1
   University Office Park                      100.0            121,255         97.1       2
   Capital Corporate Center                    100.0             94,561         89.6       5
Suburban Portland:
   RadiSys Corporate Headquarters              100.0             80,525        100.0       1
   RadiSys II                                  100.0             45,655        100.0       1
Suburban Seattle:
   Redmond East                                100.0            398,030         91.3       10
   Willow Creek                                100.0             96,179        100.0       1
   Canyon Park Business Center                 100.0            246,565        100.0       6
   Canyon Park Commons                         100.0             95,290        100.0       1
   Willow Creek Corporate Center               100.0            228,736        100.0       4
   Redmond Hilltop B & C                       100.0             90,880        100.0       2
                                                                 ------        -----       -

     Pacific Region Subtotal                                  9,161,504         98.4      155         42.8%

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                Current Summary of Portfolio Operating Properties
                                  June 30, 1998

------------------------------------------------------------------------------------------------------------
                                              Company's          Net
                                              Effective        Rentable                                 %
                                               Property          Area         Percent   # of        of Total
Property                                      Ownership    (square feet)(1)  Leased(2)  Buildings   Ownership
--------                                      ---------    ----------------  ---------  ---------   ---------

CENTRAL REGION
Austin, Texas:
   Great Hills Plaza                           100.0%            135,333       100.0%      1
   Balcones Center                             100.0              75,761        64.5       1
   Park North                                  100.0             128,023        98.1       2
   City View Centre                            100.0             135,104       100.0       3
   Tower of the Hills                          100.0             165,322        98.1       2
Suburban Chicago:
   Parkway North                               100.0             507,839        98.8       2
   Unisys                                      100.0             359,633        94.1       2
   The Crossings                               100.0             296,624        99.3       2
   Bannockburn I & II                          100.0             209,860       100.0       2
   Bannockburn IV                              100.0             108,469       100.0       1
   Summit Oaks                                 100.0              91,626        92.7       1
Dallas, Texas:
   Greyhound                                   100.0              92,890       100.0       1
   Search Plaza                                100.0             152,508        95.4       1
   Quorum North                                100.0             114,196        89.7       1
   Quorum Place                                100.0             180,422        95.2       1
   Cedar Maple Plaza                           100.0             112,968        95.5       3
   Tollhill East & West                        100.0             241,155        91.1       2
   Two Mission Park                            100.0              76,962        63.1       1
   Citymark                                    100.0             206,475        85.6       1
   5000 Quorum                                 100.0             160,122        96.3       1
                                                                 -------        ----       -

     Central Region Subtotal                                   3,551,292        94.7       31         16.6%

MOUNTAIN REGION
Southeast Denver:
   Harlequin Plaza                             100.0             329,126        90.6       2
   Quebec Court I & II                         100.0             287,294       100.0       2
   Greenwood Center                            100.0              75,866        97.1       1
   Quebec Center                               100.0             106,849        96.9       1
   Panorama Corporate Center I                 100.0             100,542        98.7       3
   JD Edwards                                  100.0             189,087       100.0       1
   Panorama II                                 100.0             100,916        96.7       1
Phoenix, Arizona:
   Camelback Lakes                             100.0             199,149        99.8       2
   Pointe Corridor IV                          100.0             178,745        94.1       1
   Highland Park                               100.0              78,093        67.7       1
   The Grove at Black Canyon                   100.0             104,187        95.2       1
   US West                                     100.0             532,506       100.0       4
Salt Lake City, Utah:
   Sorenson Research Park                      100.0             285,144        98.4       5
   Wasatch Corporate Center                    100.0             178,098       100.0       3
                                                                 -------       -----       -

     Mountain Region Subtotal                                  2,745,602        96.8       28         12.8%
                                                               ---------        ----       --

TOTAL CONSOLIDATED PROPERTIES:                                21,411,280                  277        100.0%
                                                              ----------                  ---        -----
WEIGHTED AVERAGE                                                                96.7%
                                                                                ----

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                Current Summary of Portfolio Operating Properties
                                  June 30, 1998

-------------------------------------------------------------------------------------------------------------
                                              Company's          Net
                                              Effective        Rentable                                 %
                                               Property          Area        Percent      # of      of Total
Property                                      Ownership    (square feet)(1)  Leased(2)  Buildings   Ownership
--------                                      ---------    ----------------  ---------  ---------   ---------

Unconsolidated Properties
-------------------------
Downtown Washington, D.C.:
   1717 Pennsylvania Avenue                    50.0%(6)          184,446       100.0%      1
   AARP Headquarters                           24.0 (7)          477,394        99.8       1
   Bond Building                               15.0 (8)          162,097       100.0       1
   Willard Office/Hotel                         5.0 (9)          242,787        97.2       1

Suburban Washington, D.C.:
   Booz-Allen & Hamilton Building              50.0 (10)         222,989       100.0       1
                                                                 -------       -----       -

TOTAL UNCONSOLIDATED PROPERTIES:                               1,289,713                   5
                                                               ---------                   -
WEIGHTED AVERAGE                                                                99.4%
                                                                                ----

ALL OPERATING PROPERTIES
------------------------
TOTAL:                                                        22,700,993
                                                              ==========
WEIGHTED AVERAGE                                                                96.9%
                                                                                ====


---------------
(1)   Includes office and retail space but excludes storage space.
(2) Includes space for leases that have been executed and have commenced as of June 30, 1998.
(3) The Company owns the improvements on the property and has a leasehold interest in all or a portion of the underlying land.
(4) The Company holds a general and limited partner interest in a partnership that owns the property.
(5) The Company holds a 50% joint venture interest in the joint venture that owns this property and a 50% joint venture interest in another joint venture, which holds the remaining 50% interest in the joint venture that owns the property. As a result of preferential rights to annual distributions from another venture, the Company will receive distributions of less than 75% (but in no event less than 50%) of the total amount distributed with respect to this property in each year until the preferential distribution requirements are satisfied, but will receive 100% of any subsequent distributions during the year until its aggregate distributions equal 75% of the cumulative distributions with respect to the property since inception of the partnership. Thereafter, the Company will receive 75% of the distributions made during the year with respect to the property. Upon sale of the property, the Company will receive 75% of the distributions until the Company receives its preference amount, 50% until the remaining venturer receives its preference amount, and 75% of the distributions thereafter.
(6) The Company holds a 50% interest in the limited liability company that owns the property and serves as the entity's managing member.
(7) The Company holds an effective 24% interest in the property by virtue of a 48% general partner interest in a partnership that owns a 50% general partner interest in the property.
(8) The Company holds an effective 15% interest in the property by virtue of a 30.6% limited partner interest in a partnership that has a 49% limited partner interest in the property.
(9) The Company holds an effective 5% interest in the property by virtue of a 7.85% limited partner interest in a partnership that owns a 63.7% limited partner interest in the property. The partnership in which the Company holds an interest owns the improvements on the property and has a leasehold interest in the underlying land.
(10) The Company holds a 50% joint venture interest, and is the managing partner.

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                            1998 Acquisition Summary

--------------------------------------------------------------------------------------------------------------

($ In Millions)
                                                                              %
Region/Market Property                      Month of       Purchase       Currently       # of          Square
                                          Acquisition        Price         Leased      Properties        Feet
---------------------------------------   -------------   ------------   ------------  ------------  --------------

SOUTHEAST REGION
Suburban Atlanta
     Waterford Center                        March         $   9.5          85%             1            82,161
PACIFIC REGION
San Francisco Bay Area
     Hacienda West                          January           30.7          96              2           205,724
     Sunnyvale Technology Center            January           28.3          100             5           165,520
     Golden Gateway Commons                   May             73.2          100             3           269,405
     Techmart Commerce Center                 May             52.4          97              1           259,526
     Santa Clara Technology Park              May             22.0          100             3           178,132
Orange County / Los Angeles
     Alton Deere Plaza                       April            23.9          100             6           181,196
CENTRAL REGION
Suburban Dallas
     Citymark Tower                         January           24.0          86              1           206,475
     5000 Quorum                             March            18.0          96              1           160,122
                                                          --------          --             --         ---------
         Total/Weighted Average                           $  282.0          96%            23         1,708,261
                                                          ========          ===            ==         =========

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                             Lease Rollover Schedule
                                  June 30, 1998

-----------------------------------------------------------------------------------------------------------------------------------
                                                     Current       YTD Avg.     Vacant
Region / Market                       Square Feet   Occupancy      Occupancy     S.F.       1998       1999       2000       2001
---------------                       -----------   ---------      ---------     ----       ----       ----       ----       ----

PACIFIC REGION:
San Francisco Bay Area                  5,470,432       99.7%          98.4%     19,141    117,831     333,293   913,813    714,987
Orange County / Los Angeles             1,645,962       96.7%          95.5%     54,251    168,297     201,849   344,209    156,942
Seattle                                 1,155,680       97.0%          98.5%     34,593    100,065     210,075   140,864     33,555
San Diego                                 448,442      100.0%         100.0%         --         --       2,086        --     56,441
Sacramento                                314,808       88.2%          93.2%     37,201    105,787      70,263    14,065     35,623
Portland                                  126,180      100.0%         100.0%         --         --          --        --         --

MOUNTAIN REGION:
Denver                                  1,189,680       96.5%          94.0%     41,120     68,743     101,155    34,979    275,674
Phoenix                                 1,092,680       96.2%          95.3%     41,202     91,499      49,150    57,392     51,583
Salt Lake City                            463,242       99.0%          99.4%      4,543     21,300      55,892        --     89,550

CENTRAL REGION:
Chicago                                 1,574,051       97.7%          96.0%     36,407    108,857     182,154   280,331    239,692
Dallas                                  1,337,698       91.2%          91.4%    117,895    172,427     203,668   235,132    161,413
Austin                                    639,543       94.9%          93.1%     32,353     98,676      19,804    97,406     54,058

SOUTHEAST REGION:
Washington, D.C.
     Downtown Properties                2,137,280       97.6%          93.0%     50,329    342,719     186,990   126,482     20,964
     Suburban Properties                1,272,853       99.7%          99.7%      3,652     14,613     192,169    89,930    188,936
Atlanta                                 2,101,402       90.7%          90.2%    195,663    347,592     289,306   339,171    317,463
Boca Raton                                441,347       91.2%          91.4%     38,717     28,870      40,068   127,394     81,068
                                       ----------       -----          -----     ------     ------      ------   -------     ------

Totals                                 21,411,280       96.7%          95.6%    707,067  1,787,276   2,137,922 2,801,168  2,477,949
                                       ==========       =====          =====    =======  =========   ========= =========  =========

                                                                        2005
                                                                         &
                                         2002        2003     2004    Thereafter
                                         ----        ----     ----    ----------
PACIFIC REGION:
San Francisco Bay Area                 1,029,336   567,933  368,122   1,405,976
Orange County / Los Angeles              173,147   153,497  129,347     264,423
Seattle                                   21,283   258,583    2,355     354,307
San Diego                                     --   180,721       --     209,194
Sacramento                                16,693    34,208      968          --
Portland                                      --        --       --     126,180

MOUNTAIN REGION:
Denver                                   117,948   133,291       --     416,770
Phoenix                                  119,282    12,548   15,888     654,136
Salt Lake City                            81,212   101,056   76,089      33,600

CENTRAL REGION:
Chicago                                  218,996   344,536   16,899     146,179
Dallas                                   136,358   143,034  103,024      64,747
Austin                                   146,634    46,435  108,333      35,844

SOUTHEAST REGION:
Washington, D.C.
     Downtown Properties                 304,185    98,857  504,743     502,011
     Suburban Properties                 161,275   151,690   93,698     376,890
Atlanta                                  299,501   148,909   64,601      99,196
Boca Raton                                36,257    63,148    3,662      22,163
                                          ------    ------    -----      ------

Totals                                 2,862,107 2,438,446 1,487,729  4,711,616
                                       ========= ========= =========  =========

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                       1998 Development Activity By Market

-----------------------------------------------------------------------------------------------------------------------------------
 ($ In Thousands)
                                                            Construction                       In Place     Remaining       Total
Property Under Construction @        Square        Start     Completion      Stabilization       Dev.       Costs To      Projected
June 30, 1998                         Feet         Date         Date             Date           Costs        Complete     Investment
---------------------------------  ----------      -----    ------------    --------------    ---------    -----------    ----------

San Francisco Bay Are
   Oakmead West A-C                  203,000         3Q97        2Q98              3Q98       $ 26,332      $  4,447      $  30,779
   Oakmead West                      223,000         3Q97        3Q98              4Q98         28,765         4,976         33,741
   Valley Research Center            258,000         1Q98        4Q98              4Q99         21,840        20,976         42,816
   Valley Technology Center          350,000         1Q98        4Q98              4Q99         30,620        24,899         55,519
                                   ---------                                                 ---------      --------      ---------
     San Francisco Bay Area        1,034,000                                                   107,557        55,298        162,855
Subtotal
Suburban Seattle
   Canyon Park - Lot 29              110,000         2Q98        4Q98              4Q99          3,889        11,319         15,208
   Canyon Park - Lot 20              129,000         2Q98        1Q99              1Q00          3,677        13,469         17,146
   Willow Creek Corporate Center      49,000         3Q97        2Q98              4Q98          7,315           (90)         7,225
                                    --------                                                    ------       -------        -------
     Suburban Seattle Subtotal       288,000                                                    14,881        24,698         39,579
San Diego
   Towne Center Technology Park      182,000         4Q97        4Q98              4Q99         12,583        13,010         25,593
                                   ---------                                                   -------       -------         ------
     San Diego Subtotal              182,000                                                    12,583        13,010         25,593
Portland
   Sunset Corporate Park (A-C)       133,000         2Q98        4Q98              4Q99          1,760        13,227         14,987
                                   ---------                                                   -------        -------        -------
     Portland Subtotal               133,000                                                     1,760        13,227         14,987
Southeast Denver
   Panorama Corporate Center III     137,000         2Q97        2Q98              4Q99         14,744         5,913         20,657
   Panorama Corporate Center V       138,000         1Q98        1Q99              1Q00          9,774         8,750         18,524
                                   ---------                                                   -------       -------       --------
     Southeast Denver Subtotal       275,000                                                    24,518        14,663         39,181
Suburban Salt Lake City
   Wasatch 18                         50,000         4Q97        2Q98              2Q99          4,418         1,042          5,460
   Wasatch 17                         72,000         1Q98        3Q98              3Q99          3,296         4,598          7,894
   Sorenson X                         42,000         2Q98        4Q98              4Q99            940         3,985          4,925
                                   ---------                                                   -------        -------       -------
     Suburban Salt Lake City         164,000                                                     8,654         9,625         18,279
Subtotal
Suburban Phoenix
   Four Gateway                      137,000         3Q97        2Q98              2Q99         11,835         6,306         18,141
                                   ---------                                                   -------        ------       --------
     Suburban Phoenix Subtotal       137,000                                                    11,835         6,306         18,141
Suburban Austin
   City View Centre                  129,000         1Q97        4Q97              4Q98         16,484           565         17,049
   Riata Building 2                   62,000         1Q98        1Q99              1Q00          1,909         5,952          7,861
   Riata Building 3                   62,000         1Q98        1Q99              1Q00          1,873         6,032          7,905
   Riata Building 4                   92,000         3Q97        1Q98              3Q98         10,683           211         10,894
   Riata Building 5                   92,000         3Q97        2Q98              4Q98         10,440           463         10,903
   Riata Building 8                   91,000         4Q97        4Q98              4Q98          4,121         6,894         11,015
   Riata Building 9                   92,000         4Q97        4Q98              4Q99          6,169         4,942         11,111
                                   ---------                                                 ---------      --------       --------
     Suburban Austin Subtotal        620,000                                                    51,679        25,059         76,738
Suburban Dallas
   The Commons @ Las Colinas I       222,000         2Q98        2Q99              2Q00          6,125        29,061         35,186
   Royal Ridge A&B                   248,000         4Q97        3Q98              2Q99         12,411        12,394         24,805
   Tollway I                         178,000         3Q97        3Q98              2Q99         15,194        11,229         26,423
   Tollway II                        178,000         3Q97        4Q98              4Q99         12,775        12,451         25,226
                                   ---------                                                   -------       -------       --------
     Suburban Dallas Subtotal        826,000                                                    46,505        65,135        111,640
Suburban Chicago
   Six Parkway North                  91,000         4Q97        3Q98              3Q99          9,224         4,859         14,083
   Four Parkway North                162,000         2Q98        2Q99              2Q00          4,232        23,751         27,983
                                   ---------                                                   -------      --------       --------
     Suburban Chicago Subtotal       253,000                                                    13,456        28,610         42,066
Suburban Atlanta
   Embassy Row                        76,000         4Q97        3Q98              4Q98         10,035         3,782         13,817
                                   ---------                                                   -------        ------       --------
     Suburban Atlanta Subtotal        76,000                                                    10,035         3,782         13,817
Metropolitan Washington DC
   Reston Crossing                   328,000         4Q97        4Q98              4Q99         22,144        23,129         45,273
                                   ---------                                                   -------       -------       --------
     Metropolitan Washington DC      328,000                                                    22,144        23,129         45,273
Subtotal
Boca Raton
   Sunbeam Corporate Center          188,000         4Q97        4Q98              1Q99         19,618        15,988         35,606
                                   ---------                                                    ------        ------        -------
     Boca Raton Subtotal             188,000                                                    19,618        15,988         35,606
                                   ---------                                                    ------       -------        -------
         Total/Weighted Average    4,504,000                                                  $345,225     $ 298,530      $ 643,755
                                   ---------                                                   -------       -------        -------
Less:  Placed In Service             (80,000)                                                   (9,455)                      (9,455)
                                   ---------                                                   -------       -------        -------
                                   4,424,000                                                  $335,770     $ 298,530      $ 634,300
                                   =========                                                   =======       =======        =======

                                           Estimated   % Currently
                                          Stabilized    Leased or
                                            Return      Committed
                                          ----------   -----------
San Francisco Bay Area
   Oakmead West A-C                          13.5%         100%
   Oakmead West                              13.5          100
   Valley Research Center                    13.3          100
   Valley Technology Center                  11.7           38
                                             ----         ----
     San Francisco Bay Area                  12.8           79
Subtotal
Suburban Seattle
   Canyon Park - Lot 29                       9.6            0
   Canyon Park - Lot 20                      10.3            0
   Willow Creek Corporate Center             10.1          100
                                             ----          ---
     Suburban Seattle Subtotal               10.0           17
San Diego
   Towne Center Technology Park              10.7           57
                                             ----          ---
     San Diego Subtotal                      10.7           57
Portland
   Sunset Corporate Park (A-C)               10.1            0
                                             ----          ---
     Portland Subtotal                       10.1            0
Southeast Denver
   Panorama Corporate Center III              9.9          100
   Panorama Corporate Center V                9.7            0
                                             ----          ---
     Southeast Denver Subtotal                9.8           50
Suburban Salt Lake City
   Wasatch 18                                10.4           22
   Wasatch 17                                10.3            0
   Sorenson X                                10.1            0
                                             ----          ---
     Suburban Salt Lake City                 10.3            7
Subtotal
Suburban Phoenix
   Four Gateway                              10.2           41
                                             ----          ---
     Suburban Phoenix Subtotal               10.2           41
Suburban Austin
   City View Centre                          11.9          100
   Riata Building 2                          10.2            0
   Riata Building 3                          10.2            0
   Riata Building 4                          10.4           92
   Riata Building 5                          12.0           79
   Riata Building 8                          12.6          100
   Riata Building 9                          11.4           49
                                             ----          ---
     Suburban Austin Subtotal                11.4           68
Suburban Dallas
   The Commons @ Las Colinas I                9.8            0
   Royal Ridge A&B                           11.6           82
   Tollway I                                 10.7           77
   Tollway II                                10.9            0
                                             ----          ---
     Suburban Dallas Subtotal                10.7           41
Suburban Chicago
   Six Parkway North                         11.6           69
   Four Parkway North                         9.7            0
                                             ----          ---
     Suburban Chicago Subtotal               10.4           25
Suburban Atlanta
   Embassy Row                               12.0          100
                                             ----          ---
     Suburban Atlanta Subtotal               12.0          100
Metropolitan Washington DC
   Reston Crossing                           14.2          100
                                             ----          ---
     Metropolitan Washington DC              14.2          100
Subtotal
Boca Raton
   Sunbeam Corporate Center                  10.9           78
                                             ----         ----
     Boca Raton Subtotal                     10.9           78
                                             ----         ----
         Total/Weighted Average              11.4%          57%
                                             ====         ====
Less:  Placed In Service

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
            1998 Development Activity By Construction Completion Date

------------------------------------------------------------------------------------------------------------------------------------


                                                             Construction                      In Place     Remaining       Total
Property Under Construction @         Square        Start     Completion      Stabilization       Dev.       Costs To     Projected
June 30, 1998                          Feet         Date         Date             Date           Costs        Complete    Investment
---------------------------------   ----------      -----    ------------     --------------   ---------   -----------    ----------

   City View Centre                  129,000         1Q97        4Q97              4Q98       $ 16,484      $    565       $ 17,049
                                     -------                                                   ---------    -----------    --------
     Subtotal 1997                   129,000                                                    16,484           565         17,049

   Riata Building 4                   92,000         3Q97        1Q98              3Q98         10,683           211         10,894
   Riata Building 5                   92,000         3Q97        2Q98              4Q98         10,440           463         10,903
   Oakmead West A-C                  203,000         3Q97        2Q98              3Q98         26,332         4,447         30,779
   Willow Creek Corporate Center      49,000         3Q97        2Q98              4Q98          7,315           (90)         7,225
   Wasatch 18                         50,000         4Q97        2Q98              2Q99          4,418         1,042          5,460
   Four Gateway                      137,000         3Q97        2Q98              2Q99         11,835         6,306         18,141
   Panorama Corporate Center III     137,000         2Q97        2Q98              2Q99         14,744         5,913         20,657
   Six Parkway North                  91,000         4Q97        3Q98              3Q99          9,224         4,859         14,083
   Embassy Row                        76,000         4Q97        3Q98              4Q98         10,035         3,782         13,817
   Towne Center Technology Park      182,000         4Q97        4Q98              4Q99         12,583        13,010         25,593
   Wasatch 17                         72,000         1Q98        3Q98              3Q99          3,296         4,598          7,894
   Royal Ridge A&B                   248,000         4Q97        3Q98              2Q99         12,411        12,394         24,805
   Tollway I                         178,000         3Q97        3Q98              2Q99         15,194        11,229         26,423
   Oakmead West                      223,000         3Q97        3Q98              4Q98         28,765         4,976         33,741
   Sorenson X                         42,000         2Q98        4Q98              4Q99            940         3,985          4,925
   Sunbeam Corporate Center          188,000         4Q97        4Q98              1Q99         19,618        15,988         35,606
   Valley Research Center            258,000         1Q98        4Q98              4Q99         21,840        20,976         42,816
   Valley Technology Center          350,000         1Q98        4Q98              4Q99         30,620        24,899         55,519
   Canyon Park - Lot 29              110,000         2Q98        4Q98              4Q99          3,889        11,319         15,208
   Sunset Corporate Park (A-C)       133,000         2Q98        4Q98              4Q99          1,760        13,227         14,987
   Riata Building 8                   91,000         4Q97        4Q98              4Q98          4,121         6,894         11,015
   Riata Building 9                   92,000         4Q97        4Q98              4Q99          6,169         4,942         11,111
   Tollway II                        178,000         3Q97        4Q98              4Q99         12,775        12,451         25,226
   Reston Crossing                   328,000         4Q97        4Q98              3Q99         22,144        23,129         45,273
                                   ---------                                                   -------      --------        -------
     Subtotal 1998                 3,600,000                                                   301,151       210,950        512,101

   Canyon Park - Lot 20              129,000         2Q98        1Q99              1Q00          3,677        13,469         17,146
   Panorama Corporate Center V       138,000         1Q98        1Q99              1Q00          9,774         8,750         18,524
   Riata Building 2                   62,000         1Q98        1Q99              1Q00          1,909         5,952          7,861
   Riata Building 3                   62,000         1Q98        1Q99              1Q00          1,873         6,032          7,905
   The Commons @ Las Colinas I       222,000         2Q98        2Q99              2Q00          6,125        29,061         35,186
   Four Parkway North                162,000         2Q98        2Q99              2Q00          4,232        23,751         27,983
                                     -------                                                    ------       -------        -------
     Subtotal 1999                   775,000                                                    27,590        87,015        114,605
                                   ---------                                                    ------        ------        -------
         Total                     4,504,000                                                  $345,225      $298,530       $643,755
                                   =========                                                   =======       =======        =======

                                           Estimated   % Currently
                                          Stabilized    Leased or
                                            Return      Committed
                                          ----------   -----------
   City View Centre                            11.9%         100%
                                               ----          ---
     Subtotal 1997                             11.9          100

   Riata Building 4                            10.4           92
   Riata Building 5                            12.0           79
   Oakmead West A-C                            13.5          100
   Willow Creek Corporate Center               10.1          100
   Wasatch 18                                  10.4           22
   Four Gateway                                10.2           41
   Panorama Corporate Center III                9.9          100
   Six Parkway North                           11.6           69
   Embassy Row                                 12.0          100
   Towne Center Technology Park                10.7           57
   Wasatch 17                                  10.3            0
   Royal Ridge A&B                             11.6           82
   Tollway I                                   10.7           77
   Oakmead West                                13.5          100
   Sorenson X                                  10.1            0
   Sunbeam Corporate Center                    10.9           78
   Valley Research Center                      13.3          100
   Valley Technology Center                    11.7           38
   Canyon Park - Lot 29                         9.6            0
   Sunset Corporate Park (A-C)                 10.1            0
   Riata Building 8                            12.6          100
   Riata Building 9                            11.4           49
   Tollway II                                  10.9            0
   Reston Crossing                             14.2          100
                                               ----          ---
     Subtotal 1998                             11.8           67

   Canyon Park - Lot 20                        10.3            0
   Panorama Corporate Center V                  9.7            0
   Riata Building 2                            10.2            0
   Riata Building 3                            10.2            0
   The Commons @ Las Colinas I                  9.8            0
   Four Parkway North                           9.7            0
                                              -----          ---
     Subtotal 1999                              9.9            0
                                              -----          ---
         Total                                 11.4           57%
                                              =====         ====

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                    Land Held For Future Development Summary
                               As of June 30, 1998

------------------------------------------------------------------------------------------------------------------


                                                                                      Owned or Controlled Land
                                                                                    -----------------------------
                                                                                                     Buildable
                                                                                                       Square
Region/Property                                             Market                     Acres          Footage
-------------------------------------------    ----------------------------------   ------------    -------------

Pacific Region:
   CarrAmerica Corporate Center                San Francisco Bay Area                    2              154,000
   Willow Creek Corporate Center               Suburban Seattle                          3               50,000
   Pacific Corporate Plaza                     Orange County/Los Angeles                 6              122,000
   Sunset Corporate Park                       Suburban Portland                        20              317,000
   LaJolla Spectrum Technology Park            San Diego                                14              157,000
   Tanasbourne Corporate Center                Suburban Portland                         9              127,000
   Junction Avenue A & B                       San Francisco Bay Area                    7              111,000
                                                                                        --            ---------
     Subtotal                                                                           61            1,038,000
Mountain Region:
   Panorama Corporate Center IV, VI, VII       Southeast Denver                         21              325,000
   Panorama IX                                 Southeast Denver                          6              120,000
   Four Gateway                                Suburban Phoenix                          3              137,000
   Sorenson Research Park                      Suburban Salt Lake City                   6               80,000
   Panorama VIII (Formerly Marriott Tract)     Southeast Denver                          5              128,000
   East Gateway                                Suburban Phoenix                         11              229,000
                                                                                        --          -----------
     Subtotal                                                                           52            1,019,000
Central Region:
   Braker Pointe                               Austin, Texas                            22              750,000
   Riata                                       Austin, Texas                            17              246,000
   Parkway North                               Suburban Chicago                         18              465,000
   Cedar Maple Plaza                           Suburban Dallas                           1               38,000
   Tollway Plaza III                           Suburban Dallas                           4              134,000
   The Commons at Las Colinas                  Suburban Dallas                          12              323,000
                                                                                        --          -----------
     Subtotal                                                                           74            1,956,000
Southeast Region:
   Embassy Row                                 Suburban Atlanta                          7              115,000
   Peninsula Corporate Center                  Boca Raton                               26              411,000
   1201 F Street                               Downtown Washington, DC                   1              227,000
   Preston Ridge                               Suburban Atlanta                         14               96,000
                                                                                        --          -----------
     Subtotal                                                                           48              849,000
                                                                                        --          -----------
         Total                                                                         235            4,862,000
                                                                                       ===          ===========